Exhibit 10.15.2

[***] Certain information in this document has been excluded because it both (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 1 TO DEVELOPMENT AND LICENSE AGREEMENT
This Amendment No. 1 to Development and License Agreement, dated as of March 21st, 2019 (this “Amendment”), is entered into by and between Nexperia B.V., a private limited liability company incorporated under the laws of the Netherlands, with its registered office at Jonkerbosplein 52, 6534 AB Nijmegen, the Netherlands (“Nexperia”) and Transphorm, Inc., a Delaware corporation (“Transphorm”), and amends that certain Development and License Agreement, dated as of April 4, 2018, by and between Nexperia and Transphorm (the “Agreement”). Capitalized terms used herein but not defined herein are used as defined in the Development and License Agreement.
W I T N E S S E T H:
WHEREAS, the Agreement sets forth the terms and conditions under which Transphorm will perform certain Development Work described in Statements of Work, and may request from Nexperia pre-funding for such Development Work in accordance with the terms set forth therein and the terms of that certain Loan and Security Agreement between Nexperia and Transphorm dated as of April 4, 2018, by and (the “LSA”);
WHEREAS, the Parties now wish to amend and add certain Statements of Work to the Agreement, and amend the terms relating to the pre-funding of the Development Work, in each case subject to the terms and conditions set forth in this Amendment and the terms of an amendment to the LSA which will be entered into on the date hereof;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.
Addendums 1, 2, and 3 attached to the Agreement are hereby replaced in their entirety with Addendums 1, 2, and 3 attached to this Amendment, respectively. Addendum 4 attached to this Amendment is hereby added to the Agreement as a new Addendum 4.

2.	Section 1.28 of the Agreement is hereby replaced in its entirety with the following:
1.28    “Statements of Work” or “SOWs” means the documents attached hereto as Addendums 1, 2, 3 and 4, which documents describe the organization, technical and other details of each Project that is the subject of this Agreement, as may be amended in writing by the Parties during the Term in accordance with the provisions of this Agreement.

3.	The following new Section 2.1(d) is hereby added at the end of Section 2.1 of the Agreement:
2.1 (d): [***] technology, as described in the SOW attached hereto as Addendum 4 (the “[***]-SOW”);

4.	The following new Section 6.2(c) is hereby added at the end of Section 6.2 of the Agreement:
(c)    Upon the delivery of the Deliverables identified in the [***]-SOW as due evidence of proof of concept for the [***]-SOW, Transphorm may request in writing pre-funding by Nexperia of the Development Work under the [***]-SOW as further set forth in Section 3.6 of the LSA.

5.	Section 7.7(c) of the is hereby amended to read :
(c)    [***]. Nexperia shall pay to Transphorm a fixed license fee of MUSD 8,00 (eight million US dollars), payable in one installment upon the completion of the Milestone as set forth in the [***]-SOW. Each installment shall be payable within 30 days from the due delivery or completion of the relevant Milestone entitling such payment as set forth in the [***]-SOW.

6.	The following new Section 7.7(d) is hereby added at the end of the amended Section 7.7 of the Agreement:
(d)    [***]. Nexperia shall pay to Transphorm a fixed license fee of MUSD 2,00 (two million US dollars), payable in one installment upon the completion of the Milestone as set forth in the [***]-SOW. Each installment shall be payable within 30 days from the due delivery or completion of the relevant Milestone entitling such payment as set forth in the [***]-SOW.

7.	Section 14.5 of the Agreement is hereby replaced in its entirety with the following:
Survival. The obligations of the Parties under this Agreement that by their nature would continue beyond the expiration or termination of this Agreement, shall survive expiration or earlier termination of this Agreement. Without limiting the foregoing, the following Sections will survive any expiration or termination of this Agreement: 1, 6.1, 7.1, 7.4, 7.5, 7.6, 7.7, 7.8, 10, 14.3, 14.4, 14.5, 15, and 17 through 24.

8.
After giving effect to this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Agreement as amended by this Amendment.

9.
Except as set forth in this Amendment, all other terms and conditions in the Agreement shall remain in full force and effect.  In the event of conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment will control.

10.
The Agreement, as amended by this Amendment, constitutes the entire understanding and agreement of the parties, and supersedes all prior written or oral agreements, with respect to the subject matter hereof. The terms of Section 18 of the Agreement with respect to Governing Law and Choice of Forum are incorporated herein by reference, mutatis mutandis, and the Parties hereto agree to such terms.

11.
This Amendment may be executed in counterparts, and transmitted by facsimile or by electronic mail with scan attachment or by any other electronic means intended to preserve the original graphic and pictorial appearance of a party's signature, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

AS WITNESS, the Parties have, by their duly authorized representatives, executed this Agreement on the date first written above.

NEXPERIA B.V.		TRANSPHORM, INC.

By:	/s/ Charles Smit	By:	/s/Cameron McAulay
Print Name:	Charles Smit	Print Name:	Cameron McAulay
Title:	General Counsel	Title:	CFO

ADDENDUM 1
Statement of Work 2.1a – Transfer Generation 3 Technology
SCOPE:
Transphorm Generation 3 GaN die technology (650V rated) to be made available to Nexperia in order to enable Nexperia independent manufacturing in-house. This includes both waferfab manufacturing (using the RPR process description method) and provide access to assembly subcons and/or enable Nexperia in-house assembly. Additionally, wafer level burn-in, solderable BND layer, Ohmic step and scalability improvements (details below).
DELIVERABLES: (1) Process descriptions, process toolset details, process recipes, FMEA, constructional analysis, target and specification values, process capability data. (2) Process control plan. Design rules. Yield / defectivity data. (3) Product specifications, test methods, screening methods. Burn-in. (4) Direct access to material suppliers, supply chain, including packaging
MILESTONES:

Due Date	Task	Evidence	Comment
Jun‘18	Agreed product/wafer spec, process and equipment set	Documented flow	DONE
Sep’18	Mask set for mix DMAN/Aizu; verify tighter Ohmic in Aizu	Masks / report	DONE
Oct’18	RPRs and metrology fully documented	Report (M1)	PASSED and $3M paid
Jan'19
[1] Burn In at wafer level plan / feasibility study
[2] Solderable BND proposal and plan
[3] Capability improvement high Cpk Ohmics
[4] Scalability: 1500 wpm vs 700 wpm, process simplification down selection
[1] Report and review of existing package level data [2] Documented plan [3] PCM (post Ohmic) [4] Plan for 2x scaling documented, PCM (post Ohmic), operations identified for DoEs
Mar'19
[1] Burn In at wafer level phase 1 (mask design for Gen4 for feasibility evaluation)
[3] Tighter overlay ohmic reliability, high CpK Ohmic:
[4] Bypass Option for PAD Etch, process simplification impact validation w/ paper study
		[1] OWBI scheme proposal, GDS, feasibility report [3] Maintain yields, HTRB, Probe Yield [4] Probe Yield, update RPR, paper study report	Not passed yet and M2 milestone of $3M not paid yet
Jun‘19	[2] Process mod. For LFPak: Solderable BND setup [3] High Cpk Ohmic & 1500wpm	[2] Wafers ready for Assy [3] Integration validation- Final test Yields.
Sep‘19	[1] Results of OWBI experiment [2] Process mod. For LF Pak: Solderable BND setup package validation [3] Reliability for High Cpk&1500wpm [4] Process Simplification DoEs	[1] Report with Pkg level burn-in yield on wafers with OWBI [2] Shear test w/ TPH Assy, RPR [3] HTRB, Final RPRs and data report [4] Unit process proof of concept, report on DoEs	Not passed yet and M3 milestone of $3M not paid yet

ADDENDUM 2
Statement of Work 2.1b – [***]
SCOPE:
[***]
DELIVERABLES:
[***[
MILESTONES:

Due Date	Task	Evidence	Comment
Jun ‘18	[***]	[***]	[***]
Sep ’18	[***]	[***]	[***]
Dec’18	[***]	[***]	[***]
Sep’19	[***]	[***]
Dec’19	[***]	[***]
Mar’20	[***]	[***]	[***]
Q3’20	[***]	[***]

Due Date	Task	Evidence	Comment
Sep ‘18	[***]	[***]	[***]
Mar’19	[***]	[***]
Apr’19	[***]	[***]

ADDENDUM 3
Statement of Work 2.1c – [***]
SCOPE:
[***]
DELIVERABLES:
[***]
MILESTONES:

Due Date	Task	Evidence	Comment
Dec ‘18	[***]	[***]	[***]
Mar’19	[***]	[***]	[***]
Mar’20	[***]	[***]
Dec’20	[***]	[***]
Q1’21	[***]	[***]	[***]
Q4’21	[***]	[***]
Q4’21	[***]	[***]

ADDENDUM 4
Statement of Work 2.1c.1 – [***]
SCOPE:
[***]
MILESTONES:

Due Date	Task	Evidence	Comment
Jul ‘19	[***]	[***]	[***]
April 20	[***]	[***]
Q1’21	[***]	[***]	[***]
Q1’22	[***]	[***]
Q4’22	[***]	[***]